UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2022

10X CAPITAL VENTURE ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40722	98-1594494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Word Trade Center, 85th Floor
New York, New York	10007
(Address of principal executive offices)	(Zip Code)

(212) 257-0069

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-third of one redeemable warrant	VCXAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	VCXA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VCXAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into A Material Definitive Agreement.

Merger Agreement

On March 31, 2022, 10X Capital Venture Acquisition Corp. II, a Cayman Islands exempted company (“10X II”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among 10X II, 10X Magic First Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of 10X II (“First Merger Sub”), 10X Magic Second Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of 10X II (“Second Merger Sub” and together with First Merger Sub, the “Merger Subs” and each individually, a “Merger Sub”) and Prime Blockchain Inc., a Delaware corporation (“PrimeBlock”).

The Merger Agreement and the transactions contemplated thereby were approved by the boards of directors of each of 10X II and PrimeBlock.

The Business Combination

Pursuant to the Merger Agreement, 10X II will, subject to obtaining the required shareholder approvals and at least one day prior to the First Effective Time (as defined in the Merger Agreement), change its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”). Following the Domestication, the following transactions will occur: (i) First Merger Sub will merge with and into PrimeBlock (the “First Merger”), with PrimeBlock surviving the First Merger as a wholly-owned subsidiary of 10X II (PrimeBlock, in its capacity as the surviving corporation of the First Merger, is referred to as the “Surviving Corporation”), and (b) immediately following the First Merger, and as part of an integrated transaction with the First Merger, the Surviving Corporation will merge with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Merger”), with Second Merger Sub surviving the Second Merger (Second Merger Sub, in its capacity as the surviving company of the Second Merger, is referred to as the “Surviving Company”). After giving effect to such Merger, PrimeBlock shall be a wholly-owned subsidiary of 10X II. In connection with the closing of the Merger (the “Closing”), 10X II will change its name to “Prime Blockchain Inc.” (such company after the Closing, “New PrimeBlock”). The Domestication, the Merger and the other transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”.

The Business Combination is expected to close in the second half of 2022, following the receipt of the required approval by 10X II’s shareholders and the fulfillment of other customary closing conditions.

Merger Consideration

In accordance with the terms and subject to the conditions of the Merger Agreement, at Closing, each share of common stock of PrimeBlock issued and outstanding immediately prior to the First Effective Time, shall be converted into the right to receive the number of shares of duly authorized, validly issued, fully paid and nonassessable shares of common stock of New PrimeBlock (“New PrimeBlock Common Stock”) equal to the quotient obtained by dividing (i) the sum of (1) $1,250,000,000 and (2) cash proceeds raised under certain other pre-closing equity financings by (ii) ten dollars ($10.00) by (y) the sum of all of PrimeBlock’s shares and restricted stock units (“RSUs”) outstanding immediately prior to Closing (after giving effect to exercise of any outstanding options to purchase shares of PrimeBlock).

Governance

Except as otherwise agreed in writing by PrimeBlock and 10X II prior to the Closing, and conditioned upon the occurrence of the Closing, subject to any limitation imposed under applicable laws and the listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”), 10X II shall take all actions necessary or appropriate to cause (a) each director of 10X II in office to cease being a director, and (b) certain individuals designated by PrimeBlock (the “PrimeBlock Director Designees”) and 10X II (the “10X II Director Designees”) shall be appointed to the 10X II board of directors (the “10X II Board”).

Representations and Warranties; Covenants

The Merger Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type, including with respect to the operations of 10X II and PrimeBlock and that each of the parties have undertaken to procure approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). In addition, 10X II has agreed to adopt an equity incentive plan, as described in the Merger Agreement.

Conditions to Each Party’s Obligations

The obligation of 10X II and PrimeBlock to consummate the Business Combination is subject to certain closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period under the HSR Act, (ii) the completion of the offer to redeem the Class A ordinary shares of 10X II, (iii) the approval of the Merger Agreement and the Merger by 10X II’s shareholders, (iv) the approval of the Merger Agreement and the Merger by PrimeBlock’s stockholders and (v) the Registration Statement (as defined below) becoming effective.

The obligation of 10X II to consummate the Business Combination is subject to the fulfillment of other closing conditions, including, but not limited to, (i) the representations and warranties of PrimeBlock being true and correct to the standards applicable to such representations and warranties and each of the covenants of PrimeBlock having been performed or complied with in all material respects, (ii) delivery to 10X II by PrimeBlock of a signed officer’s certificate, dated as of the date of Closing, certifying that certain closing conditions have been fulfilled, (iii) delivery to 10X II by PrimeBlock of executed counterparts to all Ancillary Agreements (as defined in the Merger Agreement) to which PrimeBlock or a shareholder of PrimeBlock is party and (iv) no Material Adverse Effect (as defined in the Merger Agreement) shall have occurred.

The obligation of PrimeBlock to consummate the Business Combination is also subject to the fulfillment of other closing conditions, including, but not limited to, (i) the representations and warranties of 10X II and each Merger Sub being true and correct to the standards applicable to such representations and warranties and each of the covenants of 10X II having been performed or complied with in all material respects, (ii) delivery to PrimeBlock by 10X II of a signed officer’s certificate, dated as of the date of Closing, certifying that certain closing conditions have been fulfilled, (iii) the approval of the Acquiror Common Stock and Acquiror Warrants (each as defined in the Merger Agreement) for listing on Nasdaq, (iv) delivery to PrimeBlock by 10X II of executed counterparts to all Ancillary Agreements to which 10X II or 10X Capital SPAC Sponsor II LLC (“Sponsor”) is party, (v) certain directors and executive officers of 10X II specified in the Merger Agreement having been removed from their respective positions or having tendered their irrevocable resignations, in each case effective as of the First Effective Time (as defined in the Merger Agreement), (vi) 10X II having an aggregate cash and cash commitments (including commitments under the Committed Equity Facility) of greater than $150,000,000 and (vii) the completion of the Domestication and delivery to PrimeBlock of a time-stamped copy of the certificate issued by the Secretary of State of the State of Delaware in relation thereto.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by mutual written consent of 10X II and PrimeBlock, (ii) by 10X II, subject to certain exceptions, if any of the representations and warranties of PrimeBlock are not true and correct or if PrimeBlock fails to perform any of its respective covenants or agreements set forth in the Merger Agreement such that certain conditions to the obligations of 10X II cannot be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) by PrimeBlock, subject to certain exceptions, if any of the representations and warranties made by 10X II are not true and correct or if 10X II fails to perform any of its covenants or agreements set forth in the Merger Agreement such that the condition to the obligations of PrimeBlock cannot be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) subject to certain limited exceptions, by either 10X II or PrimeBlock if the Business Combination is not consummated by November 13, 2022, (v) prior to obtaining the required approvals by 10X II shareholders, by PrimeBlock if the 10X II Board changes its recommendation that 10X II shareholders approve the proposals included in the proxy statement/prospectus or fails to include such recommendation in the proxy statement/prospectus, (vi) by PrimeBlock if certain required approvals are not obtained by 10X II shareholders after the conclusion of a meeting of 10X II’s shareholders held for the purpose of voting on such approvals, (vii) by 10X II if the required approvals by PrimeBlock stockholders have not been obtained within ten (10) business days following the date that the Registration Statement is disseminated by PrimeBlock to its stockholders and (viii) by 10X II or PrimeBlock upon termination of employment of Gaurav Budhrani for any reason (including due to resignation) or in the event such individual otherwise ceases to provide services to PrimeBlock.

If the Merger Agreement is validly terminated, none of the parties to the Merger Agreement, or their respective affiliates, officers, directors, employees or shareholders, will have any liability or any further obligation under the Merger Agreement other than customary confidentiality obligations, except in the case of Willful Breach (as defined in the Merger Agreement) of any covenant or agreement under the Merger Agreement.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. 10X II does not believe that these schedules contain information that is material to an investment decision.

Acquiror Support Agreement

Concurrently with the execution of the Merger Agreement, 10X II entered into the Acquiror Support Agreement (the “Acquiror Support Agreement”) with PrimeBlock, and the Sponsor and the directors and officers of 10X II (collectively, the “Class B Holders”) pursuant to which the Class B Holders agreed to, among other things, (i) vote at any meeting or pursuant to any action of written resolution of the shareholders of 10X II all of their class B ordinary shares, par value $0.0001 per share, held of record or thereafter acquired in favor of the Business Combination, the Domestication and the other Proposals (as defined in the Merger Agreement), (ii) be bound by certain other covenants and agreements related to the Business Combination and (iii) be bound by certain transfer restrictions with respect to such securities, prior to the Closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Acquiror Support Agreement. Additionally, for a period ending six months after Closing (the “First Lock-up Period”), the Sponsor will be subject to a lock-up with respect to 1,777,443 Lock-Up Shares (as defined in the Acquiror Support Agreement), and for a period beginning six months after Closing and ending twelve months after Closing (the “Second Lock-up Period”) the Sponsor will be subject to a lock-up with respect to 3,554,885 Lock-Up Shares (as defined in the Acquiror Support Agreement); provided that the lock-up shall expire upon the date on which the last reported sale price of the shares of New PrimeBlock Common Stock exceeds $12.00 per share for any twenty (20) trading days within any consecutive thirty (30) trading day period during the Second Lock-up Period.

The foregoing description of the Acquiror Support Agreement is subject to and qualified in its entirety by reference to the full text of the Acquiror Support Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Company Support Agreement

Within five days after the Merger Agreement, certain stockholders of PrimeBlock representing the requisite votes necessary to approve the Business Combination will enter into support agreements (each a “Company Support Agreement”) with 10X II and PrimeBlock, pursuant to which each such stockholder agrees to (i) vote at any meeting of the stockholders of PrimeBlock all shares of common stock of PrimeBlock held of record or thereafter acquired in favor of the Business Combination and the other transactions contemplated by the Merger Agreement, (ii) be bound by certain other covenants and agreements related to the Business Combination and (iii) be bound by certain transfer restrictions with respect to such securities, prior to the Closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Company Support Agreement.

The foregoing description of Company Support Agreement is subject to and qualified in its entirety by reference to the full text of the form of Company Support Agreement, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Amended and Restated Registration Rights Agreement

At the closing of the Business Combination, New PrimeBlock, the Sponsor and certain stockholders of PrimeBlock will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”) pursuant to which, among other things, the Sponsor and such securityholders will be granted certain customary registration rights, on the terms and subject to the conditions therein, with respect to securities of New PrimeBlock they will hold following the Merger.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit C to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Cantor Share Purchase Agreement

On March 31, 2022, 10X II entered into a stock purchase agreement (the “Cantor Purchase Agreement”) with CF Principal Investments LLC, a Delaware limited liability company (the “Investor”) relating to a committed equity facility (the “Committed Equity Facility”). Pursuant to the Cantor Purchase Agreement, New PrimeBlock will have the right from time to time at its option following the closing of the Business Combination to sell to the Investor up to the lesser of (i) $300 million of New PrimeBlock Common Stock and (ii) the Exchange Cap (as defined below), subject to certain customary conditions and limitations set forth in the Cantor Purchase Agreement.

Following the Closing, and upon the initial satisfaction of the conditions to the Investor’s obligation to purchase shares of New PrimeBlock Common Stock set forth in the Cantor Purchase Agreement (the “Commencement”), New PrimeBlock will have the right, but not the obligation, from time to time at its sole discretion until the first day of the month following the 36-month period from and after the Commencement, to direct the Investor to purchase up to a specified maximum amount of shares of New PrimeBlock Common Stock as set forth in the Cantor Purchase Agreement by delivering written notice to the Investor prior to the commencement of trading on any trading day. The purchase price of the shares of New PrimeBlock Common Stock that New PrimeBlock elects to sell to Investor pursuant to the Cantor Purchase Agreement will be 98% of the volume weighted average price of the shares of New PrimeBlock Common Stock during the applicable purchase date on which New PrimeBlock has timely delivered written notice to Investor directing it to purchase shares of New PrimeBlock Common Stock under the Cantor Purchase Agreement.

Sales of New PrimeBlock Common Stock to the Investor under the Cantor Purchase Agreement, and the timing of any sales, will be determined by New PrimeBlock from time to time in its sole discretion and will depend on a variety of factors, including, among other things, market conditions, the trading price of shares of New PrimeBlock Common Stock and determinations by New PrimeBlock regarding the use of proceeds of such sales. The net proceeds from any sales under the Cantor Purchase Agreement will depend on the frequency with, and prices at, which the shares of New PrimeBlock Common Stock are sold to Investor. New PrimeBlock expects to use the proceeds from any sales under the Cantor Purchase Agreement for the payment of certain transaction expenses relating to the Business Combination, working capital and general corporate purposes.

Under the applicable rules of Nasdaq, in no event may New PrimeBlock issue to the Investor under the Cantor Purchase Agreement more than 19.99% of the voting power or number of shares of New PrimeBlock Common Stock outstanding, calculated in accordance with applicable Nasdaq rules (the “Exchange Cap”), unless (i) New PrimeBlock obtains stockholder approval to issue shares of New PrimeBlock Common Stock in excess of the Exchange Cap in accordance with applicable Nasdaq rules, or (ii) the average purchase price per share for all of the shares of New PrimeBlock Common Stock sold to the Investor under the Cantor Purchase Agreement equals or exceeds the lower of (a) the Nasdaq official closing price for the ordinary shares of the Company on the date of the Cantor Purchase Agreement and (b) the arithmetic average of the five Nasdaq official closing prices for the Common Stock during the five-trading day period ending on (and including) the date of the Cantor Purchase Agreement, as adjusted pursuant to applicable Nasdaq rules.

In connection with the execution of the Cantor Purchase Agreement, 10X II agreed to issue shares of New PrimeBlock Common Stock to Investor (the “Commitment Shares”) as consideration for its irrevocable commitment to purchase the shares of New PrimeBlock Common Stock upon the terms and subject to the satisfaction of the conditions set forth in the Cantor Purchase Agreement. The number of Commitment Shares issued will be calculated based on the price of New PrimeBlock Common Stock at Closing and the timing of the filing of the registration statement to register the resale of the Commitment Shares and the shares of New PrimeBlock Common Stock sold to the Investor under the Committed Equity Facility. The Cantor Purchase Agreement contains customary representations, warranties, conditions and indemnification obligations by each party. The representations, warranties and covenants contained in the Cantor Purchase Agreements were made only for purposes of the Cantor Purchase Agreements and as of specific dates, were solely for the benefit of the parties to such agreements and are subject to certain important limitations.

New PrimeBlock has the right to terminate the Cantor Purchase Agreement at any time after Commencement, at no cost or penalty, upon five trading days’ prior written notice. No termination of the Cantor Purchase Agreement will alter or otherwise affect New PrimeBlock’s obligations under the Cantor Registration Rights Agreement (as defined below).

The foregoing description of the Cantor Purchase Agreement is subject to and qualified in its entirety by reference to the full text of the Cantor Purchase Agreement, a copy of which is included as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Cantor Registration Rights Agreement

In connection with 10X II’s entry into the Cantor Purchase Agreement, at the closing of the Cantor Purchase Agreement, New PrimeBlock will enter into a registration rights agreement with the Investor (the “Cantor Registration Rights Agreement”), pursuant to which New PrimeBlock will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), the shares of New PrimeBlock Common Stock that are sold to the Investor under the Committed Equity Facility and the Commitment Shares.

The foregoing description of the Cantor Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Cantor Registration Rights Agreement, a copy of which is included as Exhibit A to Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares to be offered and sold in connection with the Cantor Purchase Agreement have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01.	Regulation FD Disclosure.

On April 1, 2022, 10X II and PrimeBlock issued a joint press release announcing their entry into the Merger Agreement. The press release is furnished hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that 10X II and PrimeBlock have prepared for use in connection with the Business Combination.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

10X II intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (as amended, the “Registration Statement”), which will include a preliminary proxy statement/prospectus of 10X II, in connection with the Business Combination. After the Registration Statement is

declared effective, 10X II will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. 10X II’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with 10X II’s solicitation of proxies for its shareholders’ meeting to be held to approve the Business Combination because the proxy statement/prospectus will contain important information about 10X II, PrimeBlock and the Business Combination. The definitive proxy statement/prospectus will be mailed to shareholders of 10X II as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the Registration Statement, each preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by 10X II may be obtained free of charge from 10X II at https://www.10XSPAC.com. Alternatively, these documents, when available, can be obtained free of charge by directing a request to: 10X Capital Venture Acquisition Corp. II, 1 World Trade Center, 85th Floor, New York, NY 10007. The information contained on or accessible through 10X II’s corporate website or any other website that it may maintain is not part of this Current Report on Form 8-K.

Participants in the Solicitation

10X II, PrimeBlock and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of 10X II’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of 10X II’s directors and officers in 10X II’s filings with the SEC, including the Registration Statement to be filed with the SEC by 10X II, and such information and names of PrimeBlock’s directors and executive officers will also be in the Registration Statement to be filed with the SEC by 10X II, which will include the proxy statement of 10X II for the Business Combination.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or 10X II’s or PrimeBlock’s future financial or operating performance. For example, statements about the expected timing of the completion of the Business Combination, the benefits of the Business Combination, the competitive environment, and the expected future performance (including future revenue, pro forma enterprise value, and cash balance) and market opportunities of PrimeBlock are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by 10X II and its management, and PrimeBlock and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against 10X II, PrimeBlock, the combined company or others following the announcement of the Business Combination; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of 10X II or to satisfy other conditions to Closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards at or following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of PrimeBlock as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that PrimeBlock or the combined company may be adversely affected by other economic, business and/or competitive factors; and (11) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Special Note Regarding Forward-Looking

Statements” in 10X II’s Annual Report on Form 10-K for the period ended December 31, 2021, and which will be set forth in a Registration Statement to be filed by 10X II with the SEC in connection with the Business Combination.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither 10X II nor PrimeBlock undertakes any duty to update these forward-looking statements.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated as of March 31, 2022, by and among 10X Capital Venture Acquisition Corp. II, 10X Magic First Merger Sub, Inc., 10X Magic Second Merger Sub, LLC and Prime Blockchain Inc.

10.1	Acquiror Support Agreement, dated March 31, 2022, by and among 10X Capital Venture Acquisition Corp. II, Prime Blockchain Inc., and 10X Capital SPAC Sponsor II LLC and the directors and executive officers of 10X Capital Venture Acquisition Corp. II named therein.

10.2	Form of Company Support Agreement.

10.3	Common Stock Purchase Agreement, dated March 31, 2022, by and between 10X Capital Venture Acquisition Corp. II and CF Principal Investments LLC.

99.1	Press Release, dated April 1, 2022.

99.2	Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2022

10X CAPITAL VENTURE ACQUISITION CORP. II

By:	/s/ Hans Thomas
Name:	Hans Thomas
Title:	Chairman and Chief Executive Officer